Filed Pursuant to Rule 497(e).

File No. 002-38679.

PAX WORLD FUNDS SERIES TRUST I

Supplement Dated January 6, 2009
to the Statement of Additional Information dated March 27, 2008

The second paragraph in the section captioned “DISCLOSURE OF PORTFOLIO HOLDINGS” is deleted in its entirety and replaced with the following:

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities.  In addition, the Adviser will post the Funds’ portfolio holdings information on the Funds’ website at www.paxworld.com.  The website will contain a full list of each Fund’s portfolio holdings as of the last day of each calendar month.  The Adviser generally will post this information on the Funds’ website within 30 days after the end of the month.  The Adviser will also post to the website within 45 days after the end of each calendar quarter the percentage of each Fund’s net value represented by each portfolio security (collectively with issuer name and value, the “Portfolio Information”).  In addition, the Adviser will post the Funds’ ten largest portfolio holdings on the Funds’ website.  The website will disclose the Portfolio Information of each Fund’s ten largest portfolio holdings as of the last day of each month.  The Adviser will post this information on the Funds’ website generally within 10 business days after a month’s end.  Such information will remain accessible on the website until the information is filed with the Securities and Exchange Commission as part of the Funds’ Form N-CSRs or Form N-Qs, as applicable.